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                                                                   EXHIBIT 24

                         HARTFORD LIFE INSURANCE COMPANY
                                       AND
                  HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Donald R. Frahm
                               Bruce D. Gardner
                               Joseph H. Gareau
                               John P. Ginnetti
                                Thomas M. Marra
                             Leonard E. Odell, Jr.
                                Lowndes A. Smith
                              Raymond P. Welnicki
                              Lizabeth H. Zlatkus


do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty, and Margaret E. Hankard to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


     /s/ Donald R. Frahm                         /s/ Leonard E. Odell,  Jr.
--------------------------------            ----------------------------------
         Donald R. Frahm                             Leonard E. Odell, Jr.

     /s/ Bruce D. Gardner                        /s/ Lowndes A. Smith
--------------------------------            ----------------------------------
         Bruce D. Gardner                            Lowndes A. Smith

     /s/ Joseph H. Gareau                        /s/ Raymond P. Welnicki
--------------------------------            ----------------------------------
         Joseph H. Gareau                            Raymond P. Welnicki

     /s/ John P. Ginnetti                        /s/ Lizabeth H. Zlatkus
--------------------------------            ----------------------------------
         John P. Ginnetti                            Lizabeth H. Zlatkus

     /s/ Thomas M. Marra
--------------------------------
         Thomas M. Marra




Dated: December 3, 1996
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